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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 24, 1998
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                          UNISON HEALTHCARE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-27374                                         86-0684011
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(Commission File Number)                    (I.R.S. Employer Identification No.)

15300 N. 90th St., Suite 100, SCOTTSDALE, ARIZONA                        85260
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    (Address of Principal Executive Offices)                          (Zip Code)

                                 (602) 423-1954
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

         PLAN OF REORGANIZATION

         On August 10, 1998, Unison HealthCare Corporation (the "Company") filed its plan of reorganization and disclosure statement with the United States Bankruptcy Court in the District of Arizona. The plan of reorganization and disclosure statement was filed as Exhibit 99.1 to the Company's Form 8-K filed on August 13, 1998. The Company has revised the projected results of operations included in the disclosure statement, due primarily to: (i) revised estimates of the impact on the Company's revenues as a result of the Medicare prospective payment system ("PPS") and (ii) reductions in projected occupancy levels based on the Company's current levels. The initial projected results of operations are included in the disclosure statement filed with the Company's Form 8-K dated August 10, 1998.

         As a result of the implementation of PPS on January 1, 1999, the Company estimates that its Medicare rates will decline, on average, by approximately 18.6% in 1999. The impact of PPS on earnings before interest, taxes, depreciation and amortization ("EBITDA") for the nursing facilities is assumed to be neutral because of reductions in ancillary costs and increased lengths of stay for Medicare patients. However, the Company estimates that PPS will negatively impact EBITDA from pharmacy operations as a result of lower rates negotiated with nursing care providers.

         Occupancy levels are assumed to average 83% in 1999 and increase to 88.2% by 2003. The Company's actual occupancy levels have declined throughout fiscal 1998 as a result of the negative perception of the Company resulting from its Chapter 11 bankruptcy filings. Although the Company believes that its occupancy will return to acceptable levels after the Plan is implemented, it has revised its occupancy projections for fiscal 1999 and subsequent years.

         The Company's historical EBITDA for the two months and eight months ended August 31, 1998 and its projected EBITDA for fiscal years 1999 through 2003 are set forth in Exhibit 99.1 to this Form 8-K.

         The financial projections contained in this Form 8-K (including the exhibits filed herewith) represent estimates by the Company's management of future events based on certain assumptions which may not be realized. None of the financial analyses contained herein are considered to be a "forecast" or "projection" as technically defined by the American Institute of Certified Public Accountants. The use of the word "projection" within this document relates to the broad expectations of future events or market conditions and quantification of the potential results of operations under those conditions.

         All financial information presented herein was prepared by the Company. Certain statements, projections of future operating results and the like contained in this Form 8-K and the exhibit constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: delays in or inability to conclude transactions; adverse actions which may be taken by creditors; the outcome of various bankruptcy proceedings, general economic and business conditions; competition; loss of customers; changes in business strategy or development plans; changes in applicable laws and regulations; availability, terms and deployment of capital in light of recent losses, cash flow shortfalls and the


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Company's Chapter 11 bankruptcy filings; cancellation of leases or contracts;
demand fluctuations; and adverse uninsured determinations in any existing or future litigation or regulatory proceedings.

         The Company will file an amended disclosure statement with the United States Bankruptcy Court in the District of Arizona no later than October 15, 1998, which will include more complete financial projections and a revised discussion of the same.

         NEW DIRECTORS

         In accordance with Delaware General Corporation Law, the Company's Board of Directors recently elected three new directors to fill vacancies on the Board of Directors.

         Jock Patton. Jock Patton, 52, is a private investor and consultant. From 1982 to 1997, Mr. Patton was a co-owner and director of StockVal, Inc., a registered investment advisor, where he served as President from 1992 to 1997. Prior thereto Mr. Patton was an attorney in private practice. Mr. Patton currently is a trustee of eight funds of Pilgrim America, a publicly traded mutual fund manager.

         Donald D. Finney. Donald D. Finney is the Chief Executive Officer of HCMF Corporation, a privately held provider of post-acute and assisted living services. He has an extensive long-term healthcare background. From 1997 to 1998, Mr. Finney was the Chief Operating Officer for Summerville Healthcare Group, Inc., a privately held long-term care provider. From 1995 to 1997, Mr. Finney served as President - Facilities Division for GranCare, Inc., a publicly traded post-acute healthcare provider. From 1992 to 1995, Mr. Finney was the Chief Operating Officer for Evergreen Healthcare, Inc., a publicly held post-acute healthcare and pharmacy provider. For 11 years prior thereto, Mr. Finney was an executive with ARA Living Centers, most recently as Area Vice President. ARA Living Centers operated extended care, retirement and intermediate care facilities. Mr. Finney is a member of the Indiana State Bar Association.

         James A. Brown. James A. Brown, 50, is a private consultant specializing in mergers and acquisitions. From 1987 to 1994, Mr. Brown was the President and Chief Executive Officer of Acquisition Corporation of America, providing consultation in the acquisition and disposition of long-term health care companies. From 1982 to 1987, Mr. Brown was Vice President - Acquisitions for Beverly Enterprises, the nation's largest long-term care company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNISON HEALTHCARE CORPORATION

September 29, 1998                      By  /s/  LISA M. BEUCHE
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                                        Lisa M. Beuche
                                        Vice President - Financial Reporting


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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION OF EXHIBIT
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99.1              Unison HealthCare Corporation's financial results for the two months and eight months ended August 31, 1998 and revised projected financial results for fiscal years 1999 through 2003.


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